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                                                                  EXECUTION COPY

                                AMENDMENT NO. 2
                       TO MULTICURRENCY CREDIT AGREEMENT
                         Dated as of  February 25, 1998

        THIS AMENDMENT NO. 2 TO MULTICURRENCY CREDIT AGREEMENT ("AMENDMENT") is made as of February 25, 1998 by and among BRIGHTPOINT, INC. ("BRIGHTPOINT"), BRIGHTPOINT INTERNATIONAL LTD., the subsidiary borrowers from time to time party thereto (collectively, the "BORROWERS"), the guarantors from time to time party thereto (the "GUARANTORS"), the financial institutions listed on the signature pages hereof as lenders (the "LENDERS"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "SYNDICATION AGENT"), and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as administrative agent (the "ADMINISTRATIVE AGENT"; and together with the Syndication Agent, the "AGENTS") on behalf of the Lenders under that certain Multicurrency Credit Agreement dated as of June 24, 1997 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as amended by that certain Waiver and Amendment No. 1 dated as of November 15, 1997 and by the letter agreement dated August 8, 1997, (as so modified, and as further amended, modified or restated, the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

        WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

        WHEREAS, Brightpoint has informed the Lenders of its intention to issue certain Liquid Yield Option (TM) Notes ("LYONS"(TM));

        WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in respect of the proposed issuance of the LYONS; and

        WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

     1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:


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        1.1 Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

     "INDENTURE" means that certain Indenture by and between Brightpoint and the "Trustee" party thereto, pursuant to which the LYONS shall be issued, as amended, supplemented or modified in accordance with Section 6.3 (R) hereof.

     "LYONS"(TM) means those certain Liquid Yield Option(TM) Notes due 2018 (Zero Coupon -- Subordinated), issued by Brightpoint pursuant to the Indenture, as the same may be amended, supplemented or modified in accordance with Section
6.3 (R) hereof.

     "PERMITTED SUBORDINATED INDEBTEDNESS" means the Indebtedness evidenced by the LYONS.

        1.2 Section 6.3 (A) of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (h) thereof, inserting the text set forth below immediately after clause (h) thereof, and restating the existing clause (i) as a new clause (j):

        "(i) Permitted Subordinated Indebtedness in an aggregate original issued principal amount not greater than $180,000,000 provided (A) the LYONS and the Indenture are in form and substance reasonably satisfactory to the Agents and (B) all of the net cash proceeds from each issuance of LYONS are paid to the Administrative Agent to repay the outstanding principal amount of the Loans (provided net cash proceeds in excess of the outstanding principal balance of the Loans need not be paid to the Adminstrative Agent), with the payments being made (1) on the date of the closing of the LYONS transaction in an amount equal to the principal amount of all outstanding Floating Rate Loans and (2) thereafter at the end of each Interest Period with respect to maturing Fixed Rate Loans; and".

        1.3  A new Section 6.3 (R) shall be inserted immediately after Section
6.3 (Q) of the Credit Agreement and shall read in its entirety as follows:

     (R) Subordinated Indebtedness. Brightpoint shall not and shall not permit any Subsidiary to, amend, supplement or modify the terms of any Permitted Subordinated Indebtedness, including without limitation, the LYONS or the Indenture, or make any payment required as a result of an amendment or change thereto other than amendments, supplements or modifications which (i) decrease the rate of interest payable on the Permitted Subordinated Indebtedness, (ii) provide for the payment in kind in lieu of cash of any portion of the interest on the Permitted Subordinated Indebtedness, (iii) provide for the extension of the maturity date with respect to any principal or interest payment to be made under the instruments evidencing Permitted Subordinated Indebtedness, (iv) provide more flexibility to Brightpoint or its Subsidiaries in connection with any financial covenants, (v) waive any defaults existing in connection with the Permitted Subordinated Indebtedness, and (vi) do not adversely affect in any respect the interests of the Administrative Agent or the Lenders.


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     2. Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders.

     3. Representations and Warranties of the Borrowers. As of the effectiveness of this Amendment and after giving effect to the issuance of the LYONS and the application of the proceeds thereof, the Borrowers hereby represent and warrant:

        (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

        (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement and other Loan Documents, and agree that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     5. Reference to the Effect on the Credit Agreement.

        (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

        (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.



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     8.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile transmission of a counterpart hereof transmitted to the Administrative Agent or its counsel shall be effective as an original.

     10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

     11. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.












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        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                            BRIGHTPOINT, INC.
                             as a Borrower and Guarantor

                            By: /s/ Steven E. Fivel
                               ---------------------------
                             Name:  Steven E. Fivel
                             Title: E.V.P., General Counsel and Secretary


                            BRIGHTPOINT INTERNATIONAL LTD.
                             as a Borrower and Guarantor

                            By: /s/ Steven E. Fivel
                               ---------------------------
                             Name:  Steven E. Fivel
                             Title: E.V.P., General Counsel and Secretary


                            BRIGHTPOINT (UK) LIMITED,
                             as a Subsidiary Borrower and Guarantor

                            By: /s/ Steven E. Fivel
                               ---------------------------
                             Name:  Steven E. Fivel
                             Title: Authorized Signatory


                            BRIGHTPOINT AUSTRALIA PTY. LIMITED,
                             as a Subsidiary Borrower and Guarantor

                            By: /s/ Steven E. Fivel
                               ---------------------------
                             Name:  Steven E. Fivel
                             Title: Authorized Signatory


                            BRIGHTPOINT CHINA LIMITED,
                             as a Subsidiary Borrower and Guarantor

                            By: /s/ Steven E. Fivel
                               ---------------------------
                             Name:  Steven E. Fivel
                             Title: Authorized Signatory


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                                   BRIGHTPOINT EMA LIMITED,
                                    as a Guarantor

                                   By: /s/ Steven E. Fivel
                                      -----------------------------
                                    Name: Steven E. Fivel
                                    Title: Authorized Signatory


                                   BRIGHTPOINT AUSTRALASIA PTY.  LIMITED,
                                    as a Guarantor

                                   By: /s/ Steven E. Fivel
                                      -----------------------------
                                    Name: Steven E. Fivel
                                    Title: Authorized Signatory


                                   BRIGHTPOINT INTERNATIONAL (ASIA PACIFIC)
                                   PTE LTD., as a Guarantor

                                   By: /s/ Steven E. Fivel
                                      -----------------------------
                                    Name: Steven E. Fivel
                                    Title: Authorized Signatory


                                   BRIGHTPOINT F.S.C. INC., as a Guarantor

                                   By: /s/ Steven E. Fivel
                                      -----------------------------
                                    Name: Steven E. Fivel
                                    Title: Authorized Signatory


                                   RPS INDUSTRIES COMPANY LIMITED, as a
                                   Guarantor

                                   By: /s/ Steven E. Fivel
                                      -----------------------------
                                    Name: Steven E. Fivel
                                    Title: Authorized Signatory




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                       THE FIRST NATIONAL BANK OF CHICAGO
                        as the Administrative Agent, an Issuing Lender, the Swing Line Lender, an Alternate Currency Agent and as a Lender

                       By: /s/ Leo G. Watson, Jr.
                          -----------------------------------------------------
                        Name: Leo G. Watson, Jr.
                        Title: Vice President

                       BANK ONE, INDIANA, NATIONAL ASSOCIATION
                        as the Syndication Agent, an Issuing Lender and as a Lender

                       By: /s/ William D. Herrick
                          -----------------------------------------------------
                        Name: William D. Herrick
                        Title: Senior Vice President

                       BANK BOSTON, N.A.
                        as a Lender

                       By: /s/ Robert W. MacElhiney
                          -----------------------------------------------------
                        Name: Robert W. MacElhiney
                        Title: Vice President

                       CORESTATES BANK, N.A.
                        as a Lender

                       By:
                          -----------------------------------------------------
                        Name:
                        Title:

                       SUNTRUST BANK OF CENTRAL FLORIDA,
                       NATIONAL ASSOCIATION
                        as a Lender

                       By: /s/ C.A. Black
                          -----------------------------------------------------
                        Name: Christopher A. Black
                        Title: Vice President

                       THE BANK OF NOVA SCOTIA
                        as a Lender

                       By: /s/ F.C.E. Ashby
                          -----------------------------------------------------
                        Name: F.C.E. Ashby
                        Title: Senior Manager Loan Operations


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                                          CREDIT LYONNAIS CHICAGO BRANCH
                                           as a Lender

                                          By: /s/ Lee E. Greve
                                             ---------------------------
                                           Name: Lee E. Greve
                                           Title: First Vice President

                                          THE BANK OF TOKYO-MITSUBISHI, LTD.
                                          CHICAGO BRANCH
                                           as a Lender

                                          By: /s/ Hajime Watanabe
                                             ---------------------------
                                           Name: Hajime Watanabe
                                           Title: Deputy General Manager

                                          THE FUJI BANK, LIMITED
                                           as a Lender

                                          By:
                                             ---------------------------
                                           Name:
                                           Title: